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                                                                  EXHIBIT 23(a)

                CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Jenkon International, Inc. and Subsidiaries
Vancouver, Washington

We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement on Form S-8 of our report dated September 18, 1998, relating to the financial statements of Jenkon International, Inc. and Subsidiaries appearing in the Company's Annual Report on Form 10-KSB for the year ended June 30, 1998.


                                                       /s/ BDO SEIDMAN, LLP
                                                       ---------------------
                                                       BDO SEIDMAN, LLP

Los Angeles, California
August 10, 1999